UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1
(Amending Item 7)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 23, 2003

ALTERRA HEALTHCARE CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-11999	39-1771281
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

10000 Innovation Drive
Milwaukee, Wisconsin 53226
(Address of principal executive offices)

(414) 918-5000
(Registrant's telephone number, including area code)

Explanatory Note: This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed by Alterra Healthcare Corporation, a Delaware corporation (the “Company”) on January 23, 2003. This Amendment No. 1 is filed to set forth additional exhibits regarding its restructuring activities disclosed in the Current Report filed January 23, 2003.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits
Exhibit No.	Description
99.1	Press Release issued January 22, 2003 (incorporated by reference to the Current Report on Form 8-K filed by the Company on January 23, 2003).
99.2

Sixth Master Amendment dated as of December 27, 2002, by and among Pita General Corporation, ZC Specialty Insurance Company, Centre Reinsurance (US) Limited, LaSalle Bank National Association, as trustee for the holder of Commercial Mortgage Pass-Through Certificates Series 2000-ZC2, the Company, AHC Tenant, Inc., AHC Acquisition Co., Selco Service Corporation and Bank One, National Association. (Certain of the exhibits to this document have been omitted from this Report; the Company agrees to furnish copies of such omitted exhibits supplementally to the Securities and Exchange Commission upon request.)

99.3	Amended and Restated Assisted Living Consultant and Operations Agreement dated December 27, 2002 between the Company and AHC Tenant, Inc.
99.4	Modification and Reaffirmation Agreement dated as of December 11, 2002 by and among ALS-Venture I, Inc., the Company, ALS-Clare Bridge, Inc. and Capmark Services, L.P.
99.5

Debtor-In-Possession Credit Agreement dated as of January 22, 2003 among the Company, the persons identified therein as Lenders and Holiday Retirement Consulting Services LLC, acting as agent for the Lenders. (Certain of the exhibits to this document have been omitted from this Report; the Company agrees to furnish copies of such omitted exhibits supplementally to the Securities and Exchange Commission upon request.)

99.6

Intercreditor, Standstill and Subordination Agreement dated as of January 22, 2003 between Capmark Services, L.P. and Holiday Retirement Consulting Services LLC, in its capacity as Agent for the holder of the Mezzanine Loan (as defined therein). (Certain of the exhibits to this document have been omitted from this Report; the Company agrees to furnish copies of such omitted exhibits supplementally to the Securities and Exchange Commission upon request.)

99.7

Amended and Restated Lease dated as of December 15, 2002 between LTC-K1 Inc., successor-in-interest to LTC Properties, Inc. and the Company. (Certain of the exhibits to this document have been omitted from this Report; the Company agrees to furnish copies of such omitted exhibits supplementally to the Securities and Exchange Commission upon request.)

-2

99.8

Amended and Restated Lease dated as of December 15, 2002 between LTC-K2 Limited Partnership., successor-in-interest to LTC Properties, Inc. and the Company. (Certain of the exhibits to this document have been omitted from this Report; the Company agrees to furnish copies of such omitted exhibits supplementally to the Securities and Exchange Commission upon request.)

99.9

Master Lease Agreement dated as of December 15, 2002 between LTC Properties, Inc., Texas-LTC Limited Partnership and North Carolina Real Estate Investments, LLC and the Company. (Certain of the exhibits to this document have been omitted from this Report; the Company agrees to furnish copies of such omitted exhibits supplementally to the Securities and Exchange Commission upon request.)

99.10

Master Lease Agreement dated as December 15, 2002 between Kansas-LTC Corporation and the Company. (Certain of the exhibits to this document have been omitted from this Report; the Company agrees to furnish copies of such omitted exhibits supplementally to the Securities and Exchange Commission upon request.)

99.11	Purchase Agreement dated December 27, 2002 by and between the Company and Elderly Living IX, Limited Partnership.

        SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 31, 2003

ALTERRA HEALTHCARE CORPORATION
(Registrant)

By:   /s/ Mark W. Ohlendorf
Mark W. Ohlendorf, Chief Financial Officer,
Senior Vice President, Treasurer and Secretary

EXHIBIT INDEX

99.1	Press Release issued January 22, 2003 (incorporated by reference to the Current Report on Form 8-K filed by the Company on January 23, 2003).
99.2

Sixth Master Amendment dated as of December 27, 2002, by and among Pita General Corporation, ZC Specialty Insurance Company, Centre Reinsurance (US) Limited, LaSalle Bank National Association, as trustee for the holder of Commercial Mortgage Pass-Through Certificates Series 2000-ZC2, the Company, AHC Tenant, Inc., AHC Acquisition Co., Selco Service Corporation and Bank One, National Association. (Certain of the exhibits to this document have been omitted from this Report; the Company agrees to furnish copies of such omitted exhibits supplementally to the Securities and Exchange Commission upon request.)

99.3	Amended and Restated Assisted Living Consultant and Operations Agreement dated December 27, 2002 between the Company and AHC Tenant, Inc.
99.4	Modification and Reaffirmation Agreement dated as of December 11, 2002 by and among ALS-Venture I, Inc., the Company, ALS-Clare Bridge, Inc. and Capmark Services, L.P.
99.5

Debtor-In-Possession Credit Agreement dated as of January 22, 2003 among the Company, the persons identified therein as Lenders and Holiday Retirement Consulting Services LLC, acting as agent for the Lenders. (Certain of the exhibits to this document have been omitted from this Report; the Company agrees to furnish copies of such omitted exhibits supplementally to the Securities and Exchange Commission upon request.)

99.6

Intercreditor, Standstill and Subordination Agreement dated as of January 22, 2003 between Capmark Services, L.P. and Holiday Retirement Consulting Services LLC, in its capacity as Agent for the holder of the Mezzanine Loan (as defined therein). (Certain of the exhibits to this document have been omitted from this Report; the Company agrees to furnish copies of such omitted exhibits supplementally to the Securities and Exchange Commission upon request.)

99.7

Amended and Restated Lease dated as of December 15, 2002 between LTC-K1 Inc., successor-in-interest to LTC Properties, Inc. and the Company. (Certain of the exhibits to this document have been omitted from this Report; the Company agrees to furnish copies of such omitted exhibits supplementally to the Securities and Exchange Commission upon request.)

99.8

Amended and Restated Lease dated as of December 15, 2002 between LTC-K2 Limited Partnership., successor-in-interest to LTC Properties, Inc. and the Company. (Certain of the exhibits to this document have been omitted from this Report; the Company agrees to furnish copies of such omitted exhibits supplementally to the Securities and Exchange Commission upon request.)

99.9

Master Lease Agreement dated as of December 15, 2002 between LTC Properties, Inc., Texas-LTC Limited Partnership and North Carolina Real Estate Investments, LLC and the Company. (Certain of the exhibits to this document have been omitted from this Report; the Company agrees to furnish copies of such omitted exhibits supplementally to the Securities and Exchange Commission upon request.)

99.10

Master Lease Agreement dated as December 15, 2002 between Kansas-LTC Corporation and the Company. (Certain of the exhibits to this document have been omitted from this Report; the Company agrees to furnish copies of such omitted exhibits supplementally to the Securities and Exchange Commission upon request.)

99.11	Purchase Agreement dated December 27, 2002 by and between the Company and Elderly Living IX, Limited Partnership.